U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           PHILLIPS PETROLEUM COMPANY
----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ---------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ---------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ---------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ---------------------------------------------------------------------

    5) Total fee paid:


       ---------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    __________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    __________________________________________________________________________
    3) Filing Party:

    __________________________________________________________________________
    4) Date Filed:

    __________________________________________________________________________

                                                        Definitive Copy A

PROXY                                                                   PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           PHILLIPS PETROLEUM COMPANY

                          Annual Meeting May 3, 1999

The undersigned hereby appoints W. ALLEN, L. EAGLEBURGER and L. HORNER as proxy holders with power of substitution, or, if all do not act on a matter, those who do act, to vote all stock which the undersigned could vote at the Company's annual stockholders' meeting to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 3, 1999, at 10 a.m., and at any adjournment thereof, in the manner stated herein as to the following matters and in their discretion on any other matters that come before the meeting, all as described in the Notice and Proxy Statement.


                  This Proxy is Continued on the Reverse Side
              Please Sign on the Reverse Side and Return Promptly

 ..............................................................................
                            ^Fold and Detach Here^

This Proxy will be voted or not voted as you            Please mark your
direct below.  In the absence of direction,             votes as indicated [X]
it will be voted FOR Directors, and FOR Proposal 1.     in this example


------------------------------------------------------------------------------
Company recommends a vote FOR:  ELECTION OF DIRECTORS:  Nominees:  W. Allen,
N. Augustine, D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

  VOTE FOR         VOTE WITHHELD     *To withhold authority to vote for any
all nominees     for all nominees     nominee write that nominee's name on the
listed above*      listed above       space below.

    [ ]                [ ]            ________________________________________

------------------------------------------------------------------------------

Company recommends a vote FOR:
Proposal 1 to approve the
designation of the independent
auditors, Ernst & Young LLP.
                                                 I PLAN TO ATTEND THE
  FOR      AGAINST     ABSTAIN                      ANNUAL MEETING       [ ]

  [ ]        [ ]         [ ]                  Please mark, date, sign and
                                              return this proxy card promptly.
                                              To vote in accordance with the
                                              Company's recommendations no
                                              boxes need be checked.


                                              Dated:__________________, 1999

                                              ______________________________

                                              ______________________________

                                              Signature(s) of Stockholder(s)

                                              Your signature(s) on this proxy
                                              form should be exactly
                                              the same as the name(s)
                                              imprinted hereon.  Persons
                                              signing as executors,
                                              administrators, trustees, or
                                              in similar capabilities, should
                                              so indicate.

 ..............................................................................
                            ^Fold and Detach Here^

                                                        Definitive Copy B

                                                           THRIFT/LTSSP


                  Vanguard Fiduciary Trust Company
                          P.O. Box 2900
                     Valley Forge, PA  19482

            IMPORTANT THRIFT/LTSSP VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") and the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP").

This package contains your confidential voting direction forms to instruct the Trustee of the Thrift Plan and LTSSP how to vote shares of Phillips Petroleum Company common stock described on the enclosed forms. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 3, 1999 at 10:00 a.m.

Also enclosed are the Company's 1998 Annual Report and the Company's Notice and Proxy Statement for the 1999 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

NOTE: Only the voting form(s) that apply to you are enclosed.

Step 1 Complete the voting directions on the back of the form(s) enclosed if you wish to direct the Trustee to vote shares representing your interest in the Thrift Plan and/or LTSSP. The approximate number of equivalent shares in your account as of February 26, 1999 is indicated on the card.

Step 2 If you were an employee on the Voting Determination Date (February
       26, 1999) and if you wish to vote your pro rata portion of the unallocated LTSSP shares and the non-directed allocated shares in LTSSP and in the Thrift Plan as a fiduciary, complete the fiduciary voting directions on the back of the form(s) enclosed.

Step 3 Date and sign the front of all form(s). Your signature should be exactly the same as the name printed on the left side of the form(s).

Step 4 Fold and detach at each perforation.

Step 5 Enclose the form(s) in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. The form(s) must be mailed in advance so that the Trustee will receive them by April 26, 1999 or your instructions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.

YOUR VOTING DIRECTIONS ARE IMPORTANT.  THE THRIFT PLAN AND LTSSP
PARTICIPANTS WHO DIRECT THE TRUSTEE HOW TO VOTE SHARES HELD BY THESE PLANS HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.

                                                         Definitive Copy C


                 THRIFT PLAN OF PHILLIPS PETROLEUM COMPANY

                                 THRIFT

      PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 .........(Please fold and detach card at perforation before mailing)......


              THRIFT PLAN CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 3, 1999

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 3, 1999, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Vanguard Fiduciary Trust Company does not receive this form by April 26, 1999, if you do not fill in any boxes on the back of this form or if you return this form unsigned, any shares in the Thrift Plan that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.


                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 26, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date__________________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.


 ......(Please fold and detach card at perforation before mailing).........


          THRIFT PLAN CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 3, 1999

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Thrift Plan of Phillips Petroleum Company ("Thrift Plan") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 3, 1999, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the Thrift Plan that I become a fiduciary of the Thrift Plan for voting such shares; that I must act in the best interests of all participants of the Thrift Plan when giving directions for voting shares not representing my part of the Thrift Plan; that I have read and understand my duties as a fiduciary as they are described on page 28 of the Thrift Summary Plan Description/Prospectus dated July 1, 1997; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this voting direction form.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 26, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date_________________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

              THRIFT PLAN OF PHILLIPS PETROLEUM COMPANY

                               THRIFT

    PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW

 .......(Please fold and detach card at perforation before mailing)........


I DIRECT THAT SHARES REPRESENTING MY PART OF THE THRIFT PLAN BE VOTED BY THE TRUSTEE AS FOLLOWS:

            (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.


 ........(Please fold and detach card at perforation before mailing).......


I DIRECT THAT MY PRO RATA PORTION OF ALL SHARES OF STOCK REPRESENTING THE INTEREST OF THRIFT PLAN PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

          (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.

                                                         Definitive Copy D



        LONG-TERM STOCK SAVINGS PLAN OF PHILLIPS PETROLEUM COMPANY

                                  LTSSP

       PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 ........(Please fold and detach card at perforation before mailing)......


                 LTSSP CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 3, 1999


        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 3, 1999, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Vanguard Fiduciary Trust Company does not receive this form by April 26, 1999, if you do not fill in any boxes on the back of this form or if you return this form unsigned, any shares in the LTSSP that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 26, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date_________________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.


 .........(Please fold and detach card at perforation before mailing)......


              LTSSP CONFIDENTIAL FIDUCIARY VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 3, 1999


        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Long-Term Stock Savings Plan of Phillips Petroleum Company ("LTSSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 3, 1999, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of shares which do not represent my own part of the LTSSP that I become a fiduciary of the LTSSP for voting such shares; that I must act in the best interests of all participants of the LTSSP when giving directions for voting shares not representing my part of the LTSSP; that I have read and understand my duties as a fiduciary as they are described on page 16 of the LTSSP Summary Plan Description/Prospectus dated July 1, 1997; and that I may decline to accept the responsibility of a fiduciary as to such shares by NOT completing or returning this voting direction form.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 26, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date___________________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

          LONG-TERM STOCK SAVINGS PLAN OF PHILLIPS PETROLEUM COMPANY

                                   LTSSP

         PLEASE COMPLETE BOTH SIDES OF VOTING DIRECTION FORM(S) BELOW


 .........(Please fold and detach card at perforation before mailing).......


I DIRECT THAT SHARES REPRESENTING MY PART OF THE LTSSP BE VOTED BY THE TRUSTEE AS FOLLOWS:

           (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.

 ........(Please fold and detach card at perforation before mailing).......


I DIRECT THAT MY PRO RATA PORTION OF (1) ALL UNALLOCATED SHARES OF STOCK IN THE EMPLOYER STOCK FUND AND (2) ALL SHARES OF STOCK REPRESENTING THE INTERESTS OF LTSSP PARTICIPANTS WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

             (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.

                                                       Definitive Copy E


                                                              RSP


                        Vanguard Fiduciary Trust Company
                                 P.O. Box 2900
                            Valley Forge, PA  19482

                       IMPORTANT RSP VOTING INSTRUCTIONS


We at Vanguard are pleased to be the Trustee for the Retirement Savings Plan of Phillips Petroleum Company ("RSP").

This package contains your confidential voting direction form to instruct the Trustee of the RSP how to vote shares of Phillips Petroleum Company common stock described on the back of the form below representing your interest in the RSP. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 3, 1999 at 10:00 a.m.

Also enclosed are the Company's 1998 Annual Report and the Company's Notice and Proxy Statement for the 1999 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

Step 1 Complete the voting directions on the back of the form below if you wish to direct the Trustee to vote shares representing your interest in the RSP.

Step 2 Date and sign the front of the voting direction form. Your signature should be exactly the same as the name printed on the left side of the form.

Step 3 Fold and detach at the perforation.

Step 4 Enclose the green form in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. This form must be mailed in advance so that the Trustee will receive it by April 26, 1999 or your directions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.

YOUR VOTING DIRECTIONS ARE IMPORTANT. RSP PARTICIPANTS WHO DIRECT THE TRUSTEE HOW TO VOTE SHARES HELD BY THIS PLAN HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.

     (PLEASE COMPLETE BOTH SIDES OF THE VOTING DIRECTION FORM BELOW)


        Please fold and detach card at perforation before mailing
 ............................................................................


                   RSP CONFIDENTIAL VOTING DIRECTIONS
         Phillips Petroleum Company Annual Meeting of Stockholders
                            May 3, 1999

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Retirement Savings Plan of Phillips Petroleum Company ("RSP") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma on May 3, 1999, at 10:00 a.m., and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        If Vanguard Fiduciary Trust Company does not receive this form by April 26, 1999, if you do not fill in any boxes, or if you return this form unsigned, any shares representing your part of the Retirement Savings Plan will be voted by the Trustee at the Trustee's discretion.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 26, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date___________________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

      Please fold and detach card at perforation before mailing
 .........................................................................



I DIRECT THAT SHARES REPRESENTING MY PART OF THE RSP BE VOTED BY THE TRUSTEE AS FOLLOWS:

         (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.

                                                    Definitive Copy F


PHILLIPS PETROLEUM COMPANY
BARTLESVILLE, OKLAHOMA 74004

Planning and Corporate Relations & Services




                                                             April 5, 1999


TO: Phillips Domestic Employees


On December 14, 1995, the Compensation and Benefits Arrangements Stock
Trust ("CBT") was established for the Company to use in its sole discretion to meet its obligations with respect to various compensation and benefits arrangements. The CBT holds approximately 29.1 million shares of the Company's common stock. The Trustee for the CBT is Vanguard Fiduciary Trust Company ("Trustee").

Under the terms of the CBT, the Trustee is required to seek voting instructions for the CBT shares from domestic and certain foreign employees of the Company and subsidiaries who participate in Company stock-related benefit plans and arrangements.

Enclosed is the voting direction card. If you choose to exercise this opportunity to vote, your vote will be given equal weight to that of all employees who elect to vote, and those directions will govern the Trustee's vote of approximately 95% of the 29.1 million shares. The remaining CBT shares will be voted by foreign employees under similar arrangements.

These 29.1 million shares in the CBT represent approximately 10% of the shares of Phillips stock eligible to be voted at the 1999 Annual Meeting. These shares, combined with the approximately 16% stock ownership held by the Thrift Plan of Phillips Petroleum Company and the Long-Term Stock Saving Plan of Phillips Petroleum Company, give employees a strong voice in the direction of the Company.


                              Phillips Petroleum Company

Enclosure

                                                      Definitive Copy G


                                                             CBT


                      Vanguard Fiduciary Trust Company
                               P.O. Box 2900
                           Valley Forge, PA  19482

                 IMPORTANT CBT DOMESTIC VOTING INSTRUCTIONS

We at Vanguard are pleased to be the Trustee for the Phillips Petroleum Company Compensation and Benefits Arrangement Stock Trust ("CBT").

This package contains your confidential voting direction form to instruct the Trustee of the CBT how to vote shares of Phillips Petroleum Company common stock described on the back of the form below. The voting will take place at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville, Oklahoma, on May 3, 1999 at 10:00 a.m.

Also enclosed are the Company's 1998 Annual Report and the Company's Notice and Proxy Statement for the 1999 Annual Meeting. Please use these to help you decide how to direct the way the Trustee (Vanguard Fiduciary Trust Company) should vote.

PLEASE FOLLOW THE INSTRUCTIONS LISTED BELOW CAREFULLY.

Step 1 If you wish to direct the Trustee to vote your allocated portion of the CBT shares as a Directing Fiduciary, complete the back of the form below. Your allocated portion will consist of the Domestic portion of the shares held in the Trust, equally divided among those employees who elect to vote. The Domestic portion of the shares will be calculated by taking the total shares held by the Trust and subtracting the International shares.

Step 2 Date and sign the front of the CBT voting direction form. Your signature should be exactly the same as the name printed on the left side of the form.

Step 3 Fold and detach at the perforation.

Step 4 Enclose the blue form in the postage prepaid return envelope to Vanguard Fiduciary Trust Company. This form must be mailed in advance so that the Trustee will receive it by April 30, 1999 or your directions for voting will not be counted. DO NOT RETURN THIS FORM TO PHILLIPS PETROLEUM COMPANY.


YOUR VOTING DIRECTIONS ARE IMPORTANT. EMPLOYEES WHO DIRECT THE CBT TRUSTEE HOW TO VOTE SHARES HELD BY THIS TRUST HAVE AN IMPORTANT VOICE IN MATTERS WHICH AFFECT PHILLIPS PETROLEUM COMPANY.

   (PLEASE COMPLETE BOTH SIDES OF THE VOTING DIRECTION FORM BELOW)

       Please fold and detach card at perforation before mailing
 ...........................................................................


               CBT DOMESTIC CONFIDENTIAL VOTING DIRECTIONS
 Phillips Petroleum Company Annual Meeting of Stockholders May 3, 1999

COMPLETE THE INFORMATION BELOW TO VOTE DOMESTIC SHARES AS A DIRECTING
FIDUCIARY.

        I, the undersigned, hereby direct that Vanguard Fiduciary Trust Company, Trustee of the Phillips Petroleum Company Compensation and Benefits Arrangement Stock Trust ("CBT") vote all shares of Phillips Petroleum Company common stock (as set out on the back of this form) at the Phillips Petroleum Company Annual Meeting of Stockholders to be held at the Adams Building, 4th Street and Keeler Avenue, Bartlesville Oklahoma on
May 3, 1999, at 10:00 a.m. and any adjournment thereof, in the manner indicated on the back of this form as to the matters shown and at its discretion as to any other matters that come before the meeting, all as described in the Notice and Proxy Statement.

        I understand that by electing to direct the Trustee's vote of domestic shares held in the CBT, that I become a directing fiduciary of the CBT for voting such shares; and that I may decline to accept the responsibility of a directing fiduciary as to such shares by NOT completing or returning this voting direction form. If Vanguard Fiduciary Trust Company does not receive this form by April 30, 1999, if you do not fill in any boxes or if you return this form unsigned, any shares in the CBT that you otherwise could have directed will be directed by other eligible employees who elect to direct such shares.

                   IN ORDER FOR YOUR VOTING DIRECTIONS TO COUNT, THIS
                   FORM MUST BE RECEIVED BY THE TRUSTEE BY APRIL 30, 1999.

                   PLEASE DATE AND SIGN BELOW AND SEAL IN THE ENCLOSED ENVELOPE TO BE RETURNED TO THE TRUSTEE.

                   Date__________________

                   Your signature should be exactly the same as the name imprinted at the left.


                   -----------------------------------------
                   Signature

                   PHILLIPS PETROLEUM COMPANY HAS ACKNOWLEDGED AND AGREED TO HONOR THE CONFIDENTIALITY OF YOUR VOTING INSTRUCTIONS TO THE TRUSTEE. THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL.

        Please fold and detach card at perforation before mailing
 ............................................................................


I DIRECT THAT MY ALLOCATED PORTION OF DOMESTIC SHARES HELD IN THE CBT WHICH INCLUDES SHARES REPRESENTING THE INTERESTS OF EMPLOYEES WHO FAIL TO GIVE VOTING DIRECTIONS BE VOTED BY THE TRUSTEE AS FOLLOWS:

           (Do not fill in more than one box on any matter)

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]


Company recommends a vote FOR:          VOTE FOR         VOTE WITHHELD
                                      all nominees     from all nominees
                                     listed at left*    listed at left*
                                          [ ]                 [ ]

ELECTION OF DIRECTORS:  Nominees:  W. Allen, N. Augustine, D. Boren,
C. Bowerman, R. Chappell, Jr., L. Eagleburger, L. Horner, J. Mulva,
R. Tobias, V. Tschinkel and K. Turner.

*To withhold authority to vote for any nominee, write the nominee's name in the space below.

 -----------------------------------------------------


Company recommends a vote FOR:     FOR         AGAINST        ABSTAIN
                                   [ ]           [ ]            [ ]

Proposal 1 to approve designation of independent auditors, Ernst & Young
LLP.

                                                         Definitive Copy H


ENGLISH VERSION OF NORWEGIAN LETTER
-----------------------------------

          Hill Samuel (Channel Islands) Trust Company Ltd



Date:    5 April 1999

To  :    Participants in the Phillips Petroleum Company Overseas
         Stock Savings Plan (Norway)


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 3rd May 1999 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 23rd April 1999.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED

                                                         Definitive Copy I


          THE PHILLIPS PETROLEUM COMPANY OVERSEAS
                STOCK SAVINGS PLAN (NORWAY)

                  VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.





--------------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1999 Annual Meeting of Stockholders to be held on Monday 3rd May 1999 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
     D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
     L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]         AGAINST [ ]            ABSTAIN [ ]




NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 23rd April 1999.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                         Definitive Copy J



               Noble Lowndes Settlement Trustees Limited




Reference:  AT/NH

Date:       5 April 1999




To:    Participants in the Employee Share Allocation Scheme of
       Phillips Petroleum Company United Kingdom Limited



Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 3rd May 1999 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Share Allocation Scheme who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than 2:00 p.m. on Friday 23rd April 1999.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.


Yours faithfully



NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED


PO Box No 144 Norfolk House Wellesley Road Croydon CR9 3EB
Tel 0181-686-2466 (Reg. Office) Reg. Number 576832

                                                        Definitive Copy K



           THE EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS
               PETROLEUM COMPANY UNITED KINGDOM LIMITED

                       VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.







---------------------------------------------------------------------------

I, the undersigned being a participant in the Scheme, hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme and the Manager's Nominee of the Phillips Petroleum Company United Kingdom Limited Single Company Personal Equity Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1999 Annual Meeting of Stockholders to be held on Monday 3rd May 1999 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
     D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
     L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

-------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:     To approve designation of the independent auditors, Ernst &
                Young L.L.P.:

                FOR [ ]          AGAINST [ ]         ABSTAIN [ ]

[ ] If you are a member of the Phillips Petroleum Company United Kingdom Limited Single Company Personal Equity Plan ("SCPEP"), please tick this box. We will arrange for the shares held on your behalf, in the SCPEP to be voted as indicated above.


NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 23rd April 1999.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                        Definitive Copy L



                         Canada Trust Company





Date:          5 April 1999




To:  Participants in the Phillips Petroleum Resources, Ltd.
     Employee Savings Plan



Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 3rd May 1999 and a proxy statement. Your attention is drawn to the fact that it is Canada Trust Company, the Trustee of the Plan and the registered holder of the shares, who has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach Canada Trust Company by not later than 2:00 p.m. on Friday 23rd April 1999.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.




Yours faithfully



CANADA TRUST COMPANY

                                                        Definitive Copy M


                   PHILLIPS PETROLEUM RESOURCES, LTD.
                        EMPLOYEE SAVINGS PLAN


                       VOTING INSTRUCTION FORM
     Should you wish to vote, please complete and return this entire form.







---------------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Canada Trust Company, the Trustee of the Plan, to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by it on my behalf at the 1999 Annual Meeting of Stockholders to be held on Monday 3rd May 1999 or at any adjournment thereof as follows:

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

        ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
        D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
        L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

[ ]       VOTE FOR all nominees listed above*

[ ]       VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------



The Company recommends a vote FOR:

     PROPOSAL 1:    To approve designation of the independent auditors,
                    Ernst & Young L.L.P.:

                    FOR [ ]       AGAINST [ ]         ABSTAIN [ ]



NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................



NOTES:    1.   Full details of the items are contained in the enclosed
               Proxy Statement.
          2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday, 23rd April 1999.
          3.   If the Trustee does not receive any voting direction from
               you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips
               Petroleum Company Compensation and Benefits Stock
               Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                        Definitive Copy N


ENGLISH VERSION OF GERMAN LETTER
--------------------------------

          Hill Samuel (Channel Islands) Trust Company Ltd



Date:    5 April 1999

To  :    Participants in the Phillips Petroleum Company Overseas
         Stock Savings Plan (Norsk A/S)


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 3rd May 1999 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 23rd April 1999.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED

                                                       Definitive Copy O


          THE PHILLIPS PETROLEUM COMPANY OVERSEAS
                STOCK SAVINGS PLAN (NORSK A/S)

                  VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.





--------------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1999 Annual Meeting of Stockholders to be held on Monday 3rd May 1999 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
     D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
     L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]         AGAINST [ ]            ABSTAIN [ ]




NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 23rd April 1999.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.

                                                        Definitive Copy P



          Hill Samuel (Channel Islands) Trust Company Ltd



Date:    5 April 1999

To  :    Participants in the Phillips Petroleum Company Overseas
         Stock Savings Plan (Phillips Petroleum International, Inc.)


Dear Participant,

In the attached Report and Accounts you will find a notice to Shareholders convening the Annual General Meeting to be held on Monday 3rd May 1999 and a proxy statement. Your attention is drawn to the fact that it is the Trustee of the Stock Savings Plan who is the registered holder of the shares and who, therefore, has the right to attend and vote at the Meeting.

However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than 2:00 p.m. on Friday 23rd April 1999.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.




Yours faithfully



HILL SAMUEL (CHANNEL ISLANDS) TRUST COMPANY LIMITED

                                                       Definitive Copy Q


                THE PHILLIPS PETROLEUM COMPANY
                  OVERSEAS STOCK SAVINGS PLAN
           (PHILLIPS PETROLEUM INTERNATIONAL, INC.)

                  VOTING INSTRUCTION FORM
   Should you wish to vote, please complete and return this entire form.





--------------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel (Channel Islands) Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at the 1999 Annual Meeting of Stockholders to be held on Monday 3rd May 1999 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

     ELECTION OF DIRECTORS:  Nominees: W. Allen, N. Augustine,
     D. Boren, C. Bowerman, R. Chappell, Jr., L. Eagleburger,
     L. Horner, J. Mulva, R. Tobias, V. Tschinkel and K. Turner.

[ ]  VOTE FOR all nominees listed above*

[ ]  VOTE WITHHELD from all nominees listed above

*To withhold authority to vote for any nominee write the nominee's name in the space below.

--------------------------------------------------------------------------


The Company recommends a vote FOR:

PROPOSAL 1:    To approve designation of the independent auditors, Ernst &
               Young L.L.P.:

               FOR [ ]         AGAINST [ ]            ABSTAIN [ ]




NAME (in block capitals please)............................................

SIGNATURE..................................................................

DATE.......................................................................


NOTES: 1.   Full details of the items are contained in the enclosed Proxy
            Statement.
       2.   To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than 2 p.m. on Friday 23rd April 1999.
       3.   If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum
            Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY
OF ITS SUBSIDIARY COMPANIES.